UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  April 2, 2013

Kansas City Life Insurance Company
(Exact name of registrant as specified in its charter)

Missouri (State or other jurisdiction of incorporation)	001-33348 (Commission File Number)	44-0308260 (I.R.S. Employer Identification No.)

3520 Broadway
Kansas City, Missouri 64111-2565
(Address of principal executive office)(Zip Code)

(816) 753-7000
(Registrant's telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐   Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐   Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On April 2, 2013, Kansas City Life Insurance Company (the “Company”) issued a press release announcing an agreement under which it will acquire a block of business from American Family Life Insurance Company.  The Company’s press release is attached hereto as Exhibit 99.1 and incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

Exhibit
No.	Description
99.1	Press Release dated April 2, 2013 issued by Kansas City Life Insurance Company

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KANSAS CITY LIFE INSURANCE COMPANY

By:	/s/ A. Craig Mason Jr.
A. Craig Mason Jr.
Senior Vice President, General Counsel and Secretary

Date:  April 2, 2013

INDEX TO EXHIBITS

Exhibit
No.	Description
99.1	Press Release dated April 2, 2013 issued by Kansas City Life Insurance Company